Exhibit 10.1
       ___________
    __/           \__
  _/   _   _  _ ___  \_
 /    |_> |_ |_  |     \
/     |_> |_  _| |      \  ENERGY SERVICES, INC.



                                                  SELECTED FINANCIAL INFORMATION


















                                                                       JUNE 2010

       ___________
    __/           \__
  _/   _   _  _ ___  \_
 /    |_) |_ |_  |     \
/     |_) |_  _| |      \  ENERGY SERVICES, INC.

Certain statements contained in this presentation, which are not based on historical facts, are forward-looking statements as the term is defined in the Private Securities Litigation Reform Act of 1995 and, as such, are subject to substantial uncertainties and risks that may cause actual results to materially differ from projections. Although the Company believes that the expectations expressed herein are based on reasonable assumptions within the bounds of the Company's knowledge of its businesses, operations, business plans, budgets and internal financial projections, there can be no assurance that actual results will not differ materially from the expectations expressed herein. Important factors currently known to management that could cause actual results to differ materially from those in forward-looking statements include the Company's ability to (i) properly execute its business model, (ii) raise additional capital to sustain its business model, (iii) attract and retain personnel, including highly qualified executives, management and operational personnel,
(iv) negotiate favorable current debt and future capital raises, (v) manage the inherent risks associated with operating a diversified business to achieve and maintain positive cash flow and net profitability, and (vi) get back into compliance, and remain in compliance, with its current senior secured credit facility with PNC Bank, N.A. as well as the other risks detailed from time to time in the SEC reports of Best Energy Services, Inc., including its annual report on Form 10-K/A for the transition period from February 1, 2008 to December 31, 2008 and December 31, 2009, and its quarterly reports on Form 10-Q for the three months ended March 31, 2010. In light of these risks and uncertainties, there can be no assurance that the forward-looking information contained in this presentation will, in fact, occur. The forward-looking statements made herein speak only as of the date hereof and Best Energy disclaims any obligation to update these forward-looking statements.

       ___________
    __/           \__
  _/   _   _  _ ___  \_
 /    |_) |_ |_  |     \
/     |_) |_  _| |      \  ENERGY SERVICES, INC.

                                Key Assumptions

These charts were calculated subject to the following assumptions:
- June rig count will average 15. Through June 18, 2010, we averaged just under 16 rigs.
-     Third quarter rig count will average 22.
-     Fourth quarter rig count will average 25.
- Cost of sales will continue to average 45% of revenues. They were higher in April due to adverse weather conditions.
- Non-variable costs will equal the average for the first five months of the year.

   Please see "Forward Looking Statements," above, for cautionary statements identifying important factors that could cause actual results to differ materially from those in the forward-looking statement

                           Best Energy Services, Inc.
                                   Rig Count


16.00|------------------------------------------------------------
     |
     |                                                        ****
     |                                              ****      ****
14.00|----------------------------------------------****------****
     |                                              ****      ****
     |                                              ****      ****
     |                                    ****      ****      ****
12.00|------------------------------------****------****------****
     |                                    ****      ****      ****
     |                                    ****      ****      ****
     |                ****                ****      ****      ****
10.00|----------------****----------------****------****------****
     |                ****      ****      ****      ****      ****
     |      ****      ****      ****      ****      ****      ****
     |      ****      ****      ****      ****      ****      ****
 8.00|------****------****------****------****------****------****
     |      ****      ****      ****      ****      ****      ****
     |      ****      ****      ****      ****      ****      ****
     |      ****      ****      ****      ****      ****      ****
 6.00|------****------****------****------****------****------****
     |      ****      ****      ****      ****      ****      ****
     |      ****      ****      ****      ****      ****      ****
     |      ****      ****      ****      ****      ****      ****
 4.00|------****------****------****------****------****------****
     |      ****      ****      ****      ****      ****      ****
     |      ****      ****      ****      ****      ****      ****
     |      ****      ****      ****      ****      ****      ****
 2.00|------****------****------****------****------****------****
     |      ****      ****      ****      ****      ****      ****
     |      ****      ****      ****      ****      ****      ****
     |      ****      ****      ****      ****      ****      ****
 0.00|------------------------------------------------------------
          Jan 2010  Feb 2010  Mar 2010  Apr 2010  May 2010  Jun 2010

                           BEST ENERGY SERVICES, INC.
                                RIG HOURS WORKED

4,000|------------------------------------------------------------
     |
     |
     |
3,500|------------------------------------------------------------
     |                                                        ****
     |                                              ****      ****
     |                                              ****      ****
3,000|----------------------------------------------****------****
     |                                              ****      ****
     |                                    ****      ****      ****
     |                                    ****      ****      ****
2,500|------------------------------------****------****------****
     |                                    ****      ****      ****
     |                          ****      ****      ****      ****
     |                ****      ****      ****      ****      ****
2,000|----------------****------****------****------****------****
     |      ****      ****      ****      ****      ****      ****
     |      ****      ****      ****      ****      ****      ****
     |      ****      ****      ****      ****      ****      ****
1,500|------****------****------****------****------****------****
     |      ****      ****      ****      ****      ****      ****
     |      ****      ****      ****      ****      ****      ****
     |      ****      ****      ****      ****      ****      ****
1,000|------****------****------****------****------****------****
     |      ****      ****      ****      ****      ****      ****
     |      ****      ****      ****      ****      ****      ****
     |      ****      ****      ****      ****      ****      ****
  500|------****------****------****------****------****------****
     |      ****      ****      ****      ****      ****      ****
     |      ****      ****      ****      ****      ****      ****
     |      ****      ****      ****      ****      ****      ****
    0|------------------------------------------------------------
          Jan 2010  Feb 2010  Mar 2010  Apr 2010  May 2010  Jun 2010

                           BEST ENERGY SERVICES, INC.
                              WELL-SERVICE REVENUE




800,000|------------------------------------------------------------
       |
       |
       |
700,000|--------------------------------------------------------****
       |                                              ****      ****
       |                                              ****      ****
       |                                              ****      ****
600,000|----------------------------------------------****------****
       |                                              ****      ****
       |                                              ****      ****
       |                          ****                ****      ****
500,000|--------------------------****------****------****------****
       |                          ****      ****      ****      ****
       |                ****      ****      ****      ****      ****
       |                ****      ****      ****      ****      ****
400,000|----------------****------****------****------****------****
       |      ****      ****      ****      ****      ****      ****
       |      ****      ****      ****      ****      ****      ****
       |      ****      ****      ****      ****      ****      ****
300,000|------****------****------****------****------****------****
       |      ****      ****      ****      ****      ****      ****
       |      ****      ****      ****      ****      ****      ****
       |      ****      ****      ****      ****      ****      ****
200,000|------****------****------****------****------****------****
       |      ****      ****      ****      ****      ****      ****
       |      ****      ****      ****      ****      ****      ****
       |      ****      ****      ****      ****      ****      ****
100,000|------****------****------****------****------****------****
       |      ****      ****      ****      ****      ****      ****
       |      ****      ****      ****      ****      ****      ****
       |      ****      ****      ****      ****      ****      ****
     - |------------------------------------------------------------
            Jan 2010  Feb 2010  Mar 2010  Apr 2010  May 2010  Jun 2010

                           BEST ENERGY SERVICES, INC.
                              WELL-SERVICE REVENUE

3,500,000|--------------------------------------------------------------------
         |
         |                                                                ****
         |                                                                ****
3,000,000|----------------------------------------------------------------****
         |                                                      ****      ****
         |                                                      ****      ****
         |                                                      ****      ****
2,500,000|------------------------------------------------------****      ****
         |                                                      ****      ****
         |                                                      ****      ****
         |                                                      ****      ****
2,000,000|------------------------------------------------------****      ****
         |                                            ****      ****      ****
         |                                            ****      ****      ****
         |                                            ****      ****      ****
1,500,000|--------------------------------------------****------****      ****
         |                                            ****      ****      ****
         |                                  ****      ****      ****      ****
         |                                  ****      ****      ****      ****
1,000,000|----------------------------------****------****------****      ****
         |                        ****      ****      ****      ****      ****
         |    ****      ****      ****      ****      ****      ****      ****
         |    ****      ****      ****      ****      ****      ****      ****
  500,000|----****------****------****------****------****------****      ****
         |    ****      ****      ****      ****      ****      ****      ****
         |    ****      ****      ****      ****      ****      ****      ****
         |    ****      ****      ****      ****      ****      ****      ****
       - |--------------------------------------------------------------------
            2009 Q2   2009 Q3   2009 Q4   2010 Q1   2010 Q2   2010 Q3   2010 Q4
                                                   (Proj'd)  (Proj'd)  (Proj'd)

                           BEST ENERGY SERVICES, INC.
                   NET CASH EBITDA FROM CONTINUING OPERATIONS

  1,500,000|--------------------------------------------------------------
           |
           |                                                        1,193,000
           |                                                          ****
           |                                               973,000    ****
  1,000,000|----------------------------------------------------------****
           |                                                 ****     ****
           |                                                 ****     ****
           |                                                 ****     ****
           |                                                 ****     ****
    500,000|-------------------------------------------------****     ****
           |                                      298,000    ****     ****
           |                                        ****     ****     ****
           |                             125,000    ****     ****     ****
           |                               ****     ****     ****     ****
         - |--------------------------------------------------------------
           |    ****     ****     ****
           |    ****     ****     ****
           |    ****     ****  (161,000)
           |    ****     ****
           |    ****  (354,000)
  (500,000)|----****------------------------------------------------------
           |    ****
           |    ****
           | (693,000)
           |
(1,000,000)|--------------------------------------------------------------
               2009 Q2  2009 Q3  2009 Q4  2010 Q1  2010 Q2  2010 Q3  2010 Q4
                                                  (Proj'd) (Proj'd) (Proj'd)